                                 EXHIBIT 99.12

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

COLLATERAL ANALYSIS

                                   (deal as
                                    a whole)
                       Wtd Avg    Percent of   Wtd          Wtd   Wtd    Wtd
FICO  FICO             Current      Current    Avg          Avg   Avg    Avg                 % Owner  % Full  % Ltd  % Stated  % Int
 Low  High   LTV       Balance      Balance    GWAC  % MI  FICO   DTI    LTV   % SFD  % PUD    Occ      Doc     Doc     Doc     Only
----  ----  -----   ------------  ----------  -----  ----  ----  -----  -----  -----  -----  -------  ------  -----  --------  -----
 500   524  > 65%   $ 192,219.99      4.31    8.117    0    514  42.79  76.67  84.8     0      100     88.89     0     10.14     0
 525   549  > 65%   $ 193,161.64      2.99    8.328    0    537  41.28  80.23  76.95    0      100     70.14     0     29.86     0
 550   574  > 65%   $ 215,064.79      5.4     7.631    0    563  44.03  82.8   85.52    0     98.87    76.37     0     23.63   21.18
 575   599  > 70%   $ 172,401.74     11.09    7.286    0    589  43.82  83.67  89.5     0     98.63    73.18     0     24.96   20.84
 600   624  > 70%   $ 178,052.90     15.12    7.060    0    613  43.41  83.79  89.97    0     98.51    65.44     0     34.56   28.68
 625   649  > 70%   $ 203,065.21     21.16    6.923    0    636  42.72  85.36  87.49    0     98.09    52.94     0     43.85   43.39
 650   674  > 80%   $ 184,266.47      6.15    7.048    0    661  42.62  94.94  93.2     0     94.58    76.53     0     21.64   43.03
 675   699  > 80%   $ 209,749.48      4.09    6.757    0    685  42.36  93.69  79.2     0     92.74    64.56     0     33.8    41.11
 700   724  > 80%   $ 189,512.81      1.15    6.928    0    710  40.64  92.97  88.64    0     97.61    67.81     0     28.08   39.45
 725   749  > 85%   $ 208,925.60      0.84    6.325    0    737  41.63  98.05  92.03    0      100     90.37     0      2.8    33.31
 750   774  > 85%   $ 223,699.99      0.95    6.719    0    760  44.31  94.89  95.28    0     98.62    80.13     0     19.87   53.77
 775   799  > 85%   $ 171,449.99      0.08    6.628    0    783  44.35   100    100     0      100      100      0       0     65.62
 800   max  > 85%   $  83,620.80      0.06    7.570    0    807  33.04   100   80.04    0      100     57.35     0     42.65     0

                        Wtd Avg   Percent of   Wtd          Wtd   Wtd    Wtd
FICO   LTV              Current     Current    Avg          Avg   Avg    Avg                 % Owner  % Full  % Ltd  % Stated  % Int
 Low  High   DTI        Balance     Balance    GWAC  % MI  FICO   DTI    LTV   % SFD  % PUD    Occ      Doc     Doc     Doc     Only
----  ----  ------   ------------  ---------  -----  ----  ----  -----  -----  -----  -----  -------  ------  -----  --------  -----
 60%   64%  > 49.9%  $ 164,701.34     0.18    8.201    0    537  51.38  61.47  43.81    0      100     29.22     0     70.78     0
 65%   69%  > 49.9%  $ 213,414.50     0.29    7.791    0    530  52.22  65.79  59.36    0      100     75.07     0     10.73     0
 70%   74%  > 49.9%  $ 256,374.23     0.52    8.100    0    535  52.55  72.9   63.21    0      100      100      0       0       0
 75%   79%  > 49.9%  $ 248,649.47     1.00    7.389    0    589  51.63  77.24  78.33    0     98.77    54.17     0     45.83   28.01
 80%   84%  > 49.9%  $ 219,753.77     7.29    6.820    0    634  51.8   80.23  82.5     0      100     61.26     0     35.55   37.32
 85%   89%  > 49.9%  $ 207,529.83     1.07    7.206    0    613  52.26  86.56  77.33    0     98.31    92.8      0      7.2    31.43
 90%   94%  > 49.9%  $ 259,431.84     1.69    7.469    0    619  52.13  90.2   83.15    0     96.44    68.16     0     31.84   19.74
 95%   99%  > 49.9%  $ 180,916.15     0.69    7.287    0    624  52.02  95.84  76.96    0      100     79.64     0     20.36   17.61
100%   max  > 49.9%  $ 178,016.62     1.60    7.345    0    664  52.43   100   90.89    0     97.19    87.41     0     12.59   28.53

                        Wtd Avg   Percent of   Wtd          Wtd   Wtd    Wtd
DTL    LTV              Current     Current    Avg          Avg   Avg    Avg                 % Owner  % Full  % Ltd  % Stated  % Int
 Low  High   FICO       Balance     Balance    GWAC  % MI  FICO   DTI    LTV   % SFD  % PUD    Occ      Doc     Doc     Doc     Only
----  ----  -----   ------------  ----------  -----  ----  ----  -----  -----  -----  -----  -------  ------  -----  --------  -----
 20%   24%  < 525   $  87,365.30      0.04    8.594    0    518  23.38  73.59  50.31    0       100     100      0       0       0
 25%   29%  < 550   $ 155,627.73      0.49    8.448    0    520  27.46  75.52  94.97    0       100    86.87     0     13.13     0
 30%   34%  < 575   $ 186,833.67      1.59    7.983    0    534  32.59  73.96  86.51    0       100     76.1     0     21.26    6.27
 35%   39%  < 600   $ 173,794.35      2.92    7.709    0    562  37.46  79.1   86.96    0      99.19    75.6     0     22.82   13.16
 40%   44%  < 625   $ 174,667.78      8.3     7.358    0    583  42.34  81.72  86.33    0      98.29   71.22     0     28.78   22.82
 45%   49%  < 650   $ 196,507.82     22.55    7.270    0    600  47.63  82.35  87.88    0      97.61   60.69     0     38.69   26.89
 50%   54%  < 675   $ 217,737.38     10.64    7.209    0    605  51.96  83.09  79.24    0      99.62   69.83     0     27.93   25.33
 55%   max  < 700   $ 208,252.42      0.89    7.314    0    605  56.08  83.2   87.58    0      97.84    84.6     0     11.46   37.94


LIMITED AND STATED DOC

                        Wtd Avg   Percent of   Wtd          Wtd   Wtd    Wtd
FICO  FICO              Current     Current    Avg          Avg   Avg    Avg                 % Owner  % Full  % Ltd  % Stated  % Int
 Low  High              Balance     Balance    GWAC  % MI  FICO   DTI    LTV   % SFD  % PUD    Occ      Doc     Doc     Doc     Only
----  ----  -----   ------------  ----------  -----  ----  ----  -----  -----  -----  -----  -------  ------  -----  --------  -----
 500   524          $ 188,057.64      0.67    8.790    0    513  44.77  71.08  83.85   0      100        0       0      100      0
 525   549          $ 244,714.05      1.26    8.486    0    538  42.71  72.08  65.17   0     98.6        0       0      100      0
 550   574          $ 265,400.16      1.37    8.017    0    564  43.62  77.93  84.64   0      100        0       0      100    36.95
 575   599          $ 231,771.15      2.91    7.782    0    588  42.4   82.98  85.33   0     95.84       0       0      100     1.78
 600   624          $ 197,001.11      5.61    7.521    0    613  43.96  81.02  85.41   0     97.68       0       0      100    24.79
 625   649          $ 201,241.27      9.47    7.165    0    637  43.07  82.3   84.89   0     98.93       0       0      100    36.4
 650   674          $ 209,876.62      8.37    7.023    0    660  43.66  80.91  82.57   0     96.49       0       0      100    38.95
 675   699          $ 219,988.54      5.03    7.062    0    687  42.67  82.49  81.3    0     95.91       0       0      100    37.49
 700   724          $ 243,155.96      2.78    6.766    0    709  42.99  78.99  81.62   0      100        0       0      100    48.74
 725   749          $ 225,288.65      1.21    6.849    0    736  42.14  78.41  81.49   0     97.56       0       0      100    20.36
 750   774          $ 296,085.21      1.26    7.124    0    763  44.94  82.12  79.77   0     94.7        0       0      100    28.62
 775   799          $ 331,760.84      0.30    7.161    0    787  43.64   80     100    0     83.12       0       0      100    87.23
 800   max          $ 180,657.28      0.20    6.528    0    806  38.7   75.17   100    0      100        0       0      100      0


FICO  FICO
 Low  High      % CA   % NY   % FL
----  ----     -----  -----  ------
 500   524     12.01  43.2    18.77
 525   549     18.59  41.04    8.13
 550   574     28.46  17.64    7.67
 575   599      3.24  20.83    8.18
 600   624     16.7    8.99   20.41
 625   649     12.55   6.93   14.13
 650   674     19.36  10.31   15.54
 675   699     15.26   6.06   17.53
 700   724     21.52  12.6     9.9
 725   749     37.42    0     10.75
 750   774     20.16  19.76   20.98
 775   799     43.83    0       0
 800   max       0    29.8      0

IO LOANS

                        Wtd Avg   Percent of   Wtd          Wtd   Wtd    Wtd
FICO  FICO              Current     Current    Avg          Avg   Avg    Avg                 % Owner  % Full  % Ltd  % Stated  % Int
 Low  High              Balance     Balance    GWAC  % MI  FICO   DTI    LTV   % SFD  % PUD    Occ      Doc     Doc     Doc     Only
----  ----  -----   ------------  ----------  -----  ----  ----  -----  -----  -----  -----  -------  ------  -----  --------  -----
500    524                             -
525    549                             -
550    574          $ 295,333.39      1.19    7.195    0    565  43.37  80.42  66.35   0     94.88    57.58      0   42.42      100
575    599          $ 200,462.12      2.43    6.926    0    591  44.69  81.07  93.82   0      100     89.37      0    2.13      100
600    624          $ 207,742.86      4.52    6.930    0    614  43.6   82.88  91.24   0     99.11    69.22      0   30.78      100
625    649          $ 256,763.22      9.21    6.787    0    637  42.21  84.02  87.92   0     99.31    57.95      0   37.44      100
650    674          $ 238,443.87      7.75    6.786    0    660  43.11  83.99  90.03   0     98.54    56.89      0   42.08      100
675    699          $ 235,717.96      3.80    6.641    0    687  42.49  85.59  88.89   0     94.79     48        0   49.57      100
700    724          $ 249,794.26      2.07    6.604    0    710  41.61  81.89  83.68   0      100     34.6       0   65.4       100
725    749          $ 265,884.78      1.01    6.608    0    735  41.98  84.9   93.72   0      100     75.65      0   24.35      100
750    774          $ 310,002.55      1.25    6.655    0    759  44.61  84.1   96.07   0     87.37    71.15      0   28.85      100
775    799          $ 397,433.33      0.53    6.376    0    785  39.2   80.69  79.49   0     90.61    51.46      0   48.54      100
800    max                             -


FICO  FICO
 Low  High     % CA   % NY   % FL
----  ----    -----  -----  ------
500    524
525    549
550    574    37.46  29.27    3.73
575    599    25.75  10.51    6.97
600    624    24.97   1.22    9.86
625    649    23.94   6.31    9.16
650    674    23.87   2.86    9.86
675    699    14.56    0     14.65
700    724    22.96  10.25   13.91
725    749    21.95    0      8.12
750    774    16.99    0     12.63
775    799    44.9     0       0
800    max


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.